United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 20, 2024

Date of Report (Date of earliest event reported)

GLOBALINK INVESTMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41122	36-4984573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Continental Drive, Suite 401 Newark, Delaware	19713
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +6012 405 0015

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLLI	The Nasdaq Stock Market LLC
Warrants	GLLIW	The Nasdaq Stock Market LLC
Rights	GLLIR	The Nasdaq Stock Market LLC
Units	GLLIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Entry into Merger Agreement

On January 30, 2024, Globalink Investment Inc., a blank check company formed in the State of Delaware (“Globalink”), entered into a Merger Agreement, dated January 30, 2024 (the “Original Merger Agreement”) by and among Alps Global Holding Berhad, a Malaysian company (“Alps”), GL Sponsor LLC, a Delaware limited liability company (the “Parent Representative”), and Dr. Tham Seng Kong, an individual, in the capacity as the representative for the shareholders of Alps (the “Seller Representative”).

On May 20, 2024, Globalink, Alps Global Holding Pubco, a Cayman Islands exempted company (“PubCo”), Alps Biosciences Merger Sub, a Cayman Islands exempted company and wholly-owned subsidiary of PubCo (“Merger Sub”), Alps Life Sciences Inc, a Cayman Islands company (“Alps Holdco”), the Parent Representative, and the Seller Representative entered into an amended and restated merger agreement, (the “Merger Agreement”), replacing the Original Meger Agreement.

Pursuant to the terms of the Merger Agreement, the business combination between Globalink and Alps Holdco will be effected in two steps: (i) subject to the approval and adoption of the Merger Agreement by the stockholders of Globalink, Globalink will be merged with and into PubCo, with PubCo remaining as the surviving publicly traded entity (the “Redomestication Merger”); and (ii) Merger Sub will merge with and into Alps Holdco, resulting in Alps Holdco remaining as the surviving entity and being a wholly-owned subsidiary of PubCo (the “Acquisition Merger”, together with the Redomestication Merger are collectively referred to herein as the “Business Combination”). PubCo after the Business Combination is referred to in this proxy statement/prospectus as the “Combined Company.”

As a result of and upon the Closing, pursuant to the terms of the Merger Agreement, all of the outstanding shares of Alps Holdco will be cancelled in exchange for the right to receive PubCo ordinary shares equal to the Conversion Ratio (as defined in the Merger Agreement). The aggregate consideration for the Business Combination is US$1.6 billion, payable at the Closing in the form of newly issued PubCo ordinary shares, at $10.00 per share, par value US$0.00001 per share (the “Merger Consideration Shares”). The Merger Consideration Shares will be allocated pro rata with each shareholder of Alps Holdco receiving a number of PubCo ordinary shares determined in accordance with the terms of the Merger Agreement. Moreover, Alps Holdco’s shareholders will be eligible to receive up to an aggregate of 48,000,000 additional ordinary shares (the “Earnout Shares”) of the Combined Company upon the completion of certain milestones relating to the consolidated revenue of the Combined Company for five fiscal years following the Closing in accordance with the terms set forth in the Merger Agreement.

The Merger Agreement is subject to certain customary closing conditions and contains customary representations, warranties, covenants and indemnity provisions. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement. The respective boards of directors of Globalink and Alps Holdco have (i) approved and declared advisable the Merger Agreement and the Transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by their respective stockholders.

Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

Merger Consideration

The aggregate consideration to be paid by Globalink to Alps Holdco Shareholders in the form of the Combined Company’s ordinary shares at the Closing will be equal to US$1.6 billion, determined based on an enterprise value of Alps Holdco Group (the “Merger Consideration”), with an earn-out provision permitting Alps Holdco Shareholders to receive up to 48 million additional shares of the Combined Company (the “Earn-out Shares”) as and when the business meets certain incremental milestones for the consolidated revenue of the Combined Company for five fiscal years following the consummation of the Business Combination.

Earn-out

In addition to the Merger Consideration set forth above payable at the Closing, the Alps Holdco Shareholders will also have a contingent right to receive up to an additional 48 million additional shares of the Combined Company. Subject to the terms and when the business meets certain incremental milestones for the number of conditions of the Merger Agreement, the Earn-out Shares shall be earned and payable as follows:

(i) if, during the Combined Company’s first full fiscal year following the date of Closing, the Revenue exceeds $7,000,000, the Alps Holdco Shareholders shall be issued an additional 9,600,000 Combined Company’s ordinary shares;

(ii) if during the Combined Company’s second full fiscal year following the date of Closing, the Revenue exceeds $14,000,000, the Alps Holdco Shareholders shall be issued an additional 9,600,000 Combined Company’s ordinary shares;

(iii) if during the Combined Company’s third full fiscal year following the date of Closing, the Revenue exceeds $23,000,000, the Alps Holdco Shareholders shall be issued an additional 9,600,000 Combined Company’s ordinary shares;

(iv) if during the Combined Company’s fourth full fiscal year following the date of Closing, the Revenue exceeds $34,000,000, the Alps Holdco Shareholders shall be issued an additional 9,600,000 Combined Company’s ordinary shares; and

(v) if during the Combined Company’s fifth full fiscal year following the date of Closing, the Revenue exceeds $56,000,000, the Alps Holdco Shareholders shall be issued an additional 9,600,000 Combined Company’s ordinary shares.

Treatment of Alps Holdco Ordinary Shares

Each Alps Holdco Ordinary Share issued and outstanding immediately prior to the Effective Time shall, in accordance with Alps Holdco’s memorandum and articles of association then in effect, be converted into the right to receive a number of the Combined Company’s ordinary shares stock equal to the Conversion Ratio (subject to the withholding of Escrow Shares (as defined below)).

Escrow

At or prior to the Closing, PubCo, the Parent Representative and the Seller Representative will enter into an escrow agreement (the “Escrow Agreement”) with Continental Stock Transfer & Trust Company (or such other escrow agent mutually acceptable to PubCo and Alps Holdco) (“Continental” or the “Escrow Agent”), effective as of the Effective Time, in form and substance reasonably satisfactory to PubCo and Alps Holdco, pursuant to which PubCo shall issue to the Escrow Agent a number of Combined Company’s ordinary shares (with each share valued at $10.00) equal to five percent (5%) of One Point Six Billion Dollars ($1,600,000,000), together with any equity securities paid as dividends or distributions with respect to the Escrow Shares and along with any other dividends, distributions or other income on the Escrow Shares in the Escrow Account.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) corporate existence and power, (b) authorization to enter into the Merger Agreement and related transactions, (c) governmental authorization, (d) non-contravention, (e) capital structure, (f) corporate records, (g) subsidiaries, (h) consents, (i) financial statements, (j) books and records, (k) internal accounting controls, (l) absence of changes, (m) property and title to assets, (n) litigation, (o) material contracts, (p) licenses and permits, (q) compliance with laws, (r) intellectual property, (s) accounts payable and affiliate loans, (t) employee and employment matters, (u) withholding, (v) employee benefits, (w) real property, (x) tax matters, (y) environmental laws, (z) finder’s fees, (aa) power of attorney, suretyships and bank accounts, (bb) directors and officers, (cc) anti-money laundering laws, (dd) insurance, (ee) related party transactions, (ff) information supplied, (gg) derogation, and (hh) disclosure letter.

The Merger Agreement contains a number of representations and warranties of the parties thereto, many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Merger Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

The representations and warranties made by Globalink, PubCo, Alps Holdco and Merger Sub are customary for transactions similar to the transactions contemplated by the Merger Agreement.

Certain Surviving Representations and Warranties

Certain representations or warranties made by Alps Holdco in the Merger Agreement shall survive until twelve (12) months after the Closing. Subject to the terms and conditions of the Merger Agreement, and from and after the date of Closing, the Alps Holdco Shareholders agree to indemnify and hold harmless Globalink against and in respect of any and all out-of-pocket loss incurred or sustained by Globalink as a result of or in connection with any breach or inaccuracy of the representations and warranties of Alps Holdco with respect to (a) Corporate Existence and Power, (b) Authorization, (c) Governmental Authorization, (d) Non-Contravention, (e) Capitalization, (f) Subsidiaries, (g) Consents, (h) Financial Statements, (i) Books and Records, (j) Absence of Certain Changes, (k) Properties; Title to the Company’s Assets, (l) Litigation, (m) Licenses and Permits, (n) Compliance with Laws, (o) Real Property, (p) Tax Matters, (q) Finders’ Fees, (r) Anti-Money Laundering Laws, and (s) Related Party Transactions. Except for fraud claims, Globalink shall not assert any claim for indemnification until the aggregate amount of all losses exceeds $1,000,000, in which event the Alps Holdco Shareholders shall be responsible for the aggregate amount of all losses from the first dollar, regardless of such threshold. Except for fraud claims, the maximum aggregate amount of indemnification payments shall not exceed the amount of the Escrow Property in the Escrow Account at such time.

Subject to the foregoing, the representations and warranties of the parties contained in the Merger Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Merger Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants

Globalink and Alps Holdco have each agreed that, except as permitted by the Merger Agreement or the additional agreements or as required by law and the disclosure schedules, during the period commencing on the date of the Merger Agreement and continuing until the Closing Date or earlier termination, each party will (i) conduct its business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable), consistent with past practices, (ii) duly and timely file all material tax returns required to be filed (or obtain a permitted extension with respect thereto) with the applicable taxing Authorities and pay any and all taxes due and payable during such time period, (iii) duly observe and conform in with all applicable law, including the Exchange Act, and orders, in each case, in all material respects, and (iv) use commercially reasonable efforts to preserve intact its business relationships with employees, clients, suppliers, contract manufacturing organizations, contract research organizations and other third parties.

The Merger Agreement also contains additional covenants of the parties, including, among others, access to information, confidentiality, cooperation in the preparation of the Form F-4 and Proxy Statement (as defined in the Merger Agreement) required to be filed in connection with the Business Combination and to obtain all requisite approvals of each party’s respective stockholders.

Exclusivity

Each of Globalink and Alps Holdco has agreed that from the date of the Merger Agreement until the earlier of the Closing Date and the termination of the Merger Agreement in accordance with its terms, it will not initiate any negotiations with any party relating to certain alternative transactions that would compete with the Transactions or enter into any agreement relating to such a transaction.

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things, (i) the absence of any applicable law or order restraining, prohibiting or imposing any condition on the consummation of the transactions contemplated by the Merger Agreement, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) (if applicable), (iii) receipt of any consent, approval or authorization required by any Authority (as such term is defined in the Merger Agreement), (iv) there being no action brought by any Authority to enjoin or otherwise restrict the consummation of the Closing, (v) Globalink having at least $5,000,001 of net tangible assets either immediately prior to, and PubCo shall have net tangible assets of at least $5,000,001 upon consummation of the Mergers, (vi) approval by the Alps Holdco Shareholders of the Business Combination and related transactions, (vii) approval by the stockholders of Globalink of the Business Combination and related transactions, (viii) the conditional approval for listing by Nasdaq of the PubCo ordinary shares and PubCo warrants and satisfaction of initial and continued listing requirements, (ix) the Form F-4 becoming effective in accordance with the provisions of the Securities Act, (x) solely with respect to Globalink, among other conditions, (A) Alps Holdco, PubCo and Merger Sub having duly performed or complied with all of their respective obligations under the Merger Agreement in all material respects, (B) the representations and warranties of Alps Holdco, PubCo and Merger Sub being true and correct in all respects unless failure would not have or reasonably be expected to have a Material Adverse Effect on Alps Holdco and its subsidiaries as a whole, (C) no event having occurred that has resulted in or would result in a Material Adverse Effect on Alps Holdco and its subsidiaries as a whole, (D) Globalink has obtained an opinion from an independent investment bank or other financial advisory firm mutually acceptable to Globalink and Alps Holdco as to the fairness from a financial point of view, as of the date of such opinion, of the Merger Consideration Shares to be paid to the Alps Holdco Shareholders pursuant to the Merger Agreement, and (E) the size and composition of the post-Closing PubCo Board being established as set forth in the Merger Agreement, and (xi) solely with respect to each of PubCo, Merger Sub, and Alps Holdco and its subsidiaries, among other conditions, (A) Globalink having duly performed or complied with all of its obligations under the Merger Agreement in all material respects, (B) the representations and warranties of Globalink being true and correct in all respects, (C) no event having occurred that has resulted in or would result in a Material Adverse Effect on Globalink which is continuing and uncured, and (D) Alps Holdco having received a copy of the Escrow Agreement duly executed by the PubCo, its representative and the Escrow Agent.

Termination

The Merger Agreement may be terminated at any time prior to the Effective Time as follows:

(i) by either Globalink or Alps Holdco if the transactions contemplated by the Merger Agreement are not consummated on or before the six (6)-month anniversary of the Merger Agreement (the “Outside Closing Date”), provided that, if the SEC has not declared the Form F-4 effective on or prior to the five (5)-month anniversary of the Merger Agreement, then the Outside Closing Date will be extended by one (1) additional month, provided further that, the failure to consummate the transactions contemplated by the Merger Agreement by the Outside Closing Date is not due to a material breach by the party seeking to terminate the Agreement;

(ii) by either Globalink or Alps Holdco if any Authority has issued any final decree, order, judgment, award, injunction, rule or consent or enacted any law, having the effect of permanently enjoining or prohibiting the consummation of the Business Combination, provided that, the party seeking to terminate cannot have breached its obligations under the Merger Agreement and such breach was a substantial cause of, or substantially resulted in, such action by the Authority.

(iii) by mutual written consent of Globalink and Alps Holdco duly authorized by each of their respective board of directors;

(iv) by Globalink in the event that Alps Holdco does not deliver to Globalink the Final March 31, 2024 Financial Statements on or prior to May 31, 2024 or such further period as mutually agreed upon between Globalink and Alps Holdco in writing; and

(v) by either Globalink or Alps Holdco if the other party has breached any of its covenants or representations and warranties such that closing conditions would not be satisfied by the earlier of (A) the Closing Date and (B) 30 days following receipt by the breaching party of a written notice of the breach.

The Merger Agreement and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about Globalink, Alps Holdco or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in the disclosure schedules to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Globalink, Alps Holdco or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that Globalink makes publicly available in reports, statements and other documents filed with the SEC. Globalink or Alps Holdco investors and securityholders are not third-party beneficiaries under the Merger Agreement.

Certain Related Agreements

Globalink Stockholders Support Agreement. As promptly as practicable following the execution of the Merger Agreement, Globalink, Alps Holdco, Parent Representative and certain stockholders of Globalink have entered into a Globalink Support Agreement, pursuant to which the stockholders of Globalink that are parties to the Globalink Stockholders Support Agreements have agreed to vote all shares of Globalink common stock beneficially owned by them in favor of the transactions contemplated by the Merger Agreement.

Alps Holdco Shareholders Support Agreement. As promptly as practicable following with the execution of the Merger Agreement, Globalink, Alps Holdco and each of certain shareholders of Alps Holdco have entered into an Alps Holdco Shareholders Support Agreement, pursuant to which the shareholders of Alps Holdco that are parties to the Alps Holdco Shareholders Support Agreements have agreed to vote all ordinary shares of Alps Holdco beneficially owned by them in favor of the transactions contemplated by the Merger Agreement.

Subscription Agreements. Subsequent to the execution of the Merger Agreement and as a condition and an inducement to Globalink and Alps Holdco to consummate the Business Combination, Globalink will enter into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (the “Subscribers”) for an aggregate amount to be determined in PubCo ordinary shares in a private placement to be consummated substantially concurrently with the Closing (the “PIPE Financing”). The purpose of the PIPE Financing is to raise additional capital for use in connection with the Business Combination and to meet the minimum cash requirements provided in the Merger Agreement. The obligations to consummate the transactions contemplated by the Subscription Agreements are conditioned upon, among other things, customary closing conditions and the consummation of the Transactions.

Lock-Up Agreements. The Merger Agreement provides that, prior to the Closing, and effective as of the Closing, PubCo, Globalink, certain Alps Holdco Shareholders, the Parent Representative and certain other stockholders of Globalink will enter into the Lock-up Agreements, subject to certain customary exceptions, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the PubCo ordinary shares subject to lock-up, including the Merger Consideration Shares (the “Lock-up Shares”), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Shares or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any Short Sales (as defined in the Lock-up Agreement) with respect to the Lock-Up Shares until (i) (w) with respect to one hundred percent (100%) of the Lock-Up Shares, the date from the Closing until the last date that is six (6) months after the date of the Closing, (x) with respect to ninety percent (90%) of the Lock-Up Shares, the 1st day of the 7th month from the Closing until the date that is nine (9) months after the date of the Closing, (y) with respect to seventy percent (70%) of the Lock-Up Shares, the 1st day of the 10th month from the Closing until the date that is twelve (12) months after the date of the Closing, (z) with respect to forty percent (40%) of the Lock-Up Shares, the 1st day of the 13th month from the Closing until the date that is fifteen (15) months after the date of the Closing, or (ii) if sooner, the date after the Closing on which Globalink consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of Globalink’s stockholders having the right to exchange their equity holdings in Globalink for cash, securities or other property. For the avoidance of doubt, no Lock-up Shares shall be subject to the terms in the Lock-up Agreement from and after the date that is fifteen (15) months after the date of the Closing.

Amended and Restated Registration Rights Agreement. At the Closing, Globalink will enter into an Amended and Restated Registration Rights Agreement with certain existing stockholders of Globalink with respect to the PubCo ordinary shares they own at the Closing, and with certain Alps Holdco Shareholders who will be holders of the Combined Company’s ordinary shares after the Closing. The Amended and Restated Registration Rights Agreement will require PubCo to, among other things, file a resale shelf registration statement on behalf of the stockholders no later than 60 days after the Closing. The Amended and Restated Registration Rights Agreement will also provide certain demand registration rights and piggyback registration rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods. Globalink will agree to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, form of Parent Support Agreement, form of Alps Holdco Support Agreement, form of Subscription Agreement, form of Lock-Up Agreement and form of Amended and Restated Registration Rights Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and the terms of which are incorporated by reference herein.

Important Information about the Business Combination and Where to Find It

This report relates to the Business Combination between Globalink and Alps Holdco. In connection with the Business Combination described herein, PubCo intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form F-4 (the “Form F-4”), which will include a proxy statement/prospectus. Security holders, investors and other interested persons are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all Globalink stockholders in connection with the stockholder meeting to approve the Business Combination. Globalink also will file other documents regarding the Business Combination with the SEC. Before making any voting or investment decision, investors and security holders of Globalink are urged to read the Form F-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the Form F-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Globalink through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

This report contains, and certain statements made by representatives of Globalink or Alps Holdco and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Globalink’s or Alps Holdco’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the businesses operated by Alps Holdco Group and the markets in which Alps Holdco Group operates, business strategies, industry environment, potential growth opportunities, the effects of regulations and projected future results of Globalink and Alps Holdco. These statements are based on various assumptions, whether or not identified in this report and on the current expectations of Globalink’s and Alps Holdco’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Globalink and Alps Holdco. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to, (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Globalink’s securities; (ii) the risk that the Business Combination may not be completed by Globalink’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Globalink; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by the stockholders of Globalink and Alps Holdco, the satisfaction of the minimum cash requirements following redemptions by Globalink’s public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the inability to consummate the PIPE Financing; (v) the effect of the announcement or pendency of the Business Combination on Alps Holdco’s business relationships, performance, and business generally; (vi) risks that the Business Combination disrupts current plans of Alps Holdco and potential difficulties in Alps Holdco’s employee retention as a result of the Business Combination; (vii) the outcome of any legal proceedings that may be instituted against Globalink or Alps Holdco related to the Merger Agreement or the Business Combination; (viii) the ability to maintain the listing of Globalink’s securities on the Nasdaq; (ix) the price of Globalink’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Alps Holdco plans to operate, variations in performance across competitors, changes in laws and regulations affecting Alps Holdco’s business and changes in the combined capital structure; (x) costs related to the Business Combination; (xi) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; and (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive.

You should carefully consider the foregoing factors and the other risks and uncertainties described in Globalink’s final proxy statement/prospectus contained in the Form F-4, including those under “Risk Factors” therein, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Globalink from time to time with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Globalink nor Alps Holdco presently know, or that Globalink or Alps Holdco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Globalink’s and Alps Holdco’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this report, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Globalink or Alps Holdco described above. Globalink and Alps Holdco anticipate that subsequent events and developments will cause their assessments to change. However, while Globalink and Alps Holdco may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Globalink’s or Alps Holdco’s assessments as of any date subsequent to the date of this report.

Participants in the Solicitation

Globalink, Parent Representative, Alps Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Globalink’s stockholders in connection with the Business Combination. Information about Globalink’s directors and executive officers and their ownership of Globalink’s securities is set forth in Globalink’s filings with the SEC, including the Form F-4 to be filed in the future. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination when it becomes available.

You may obtain free copies of these documents at www.sec.gov.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Globalink, Alps Holdco or PubCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1*	Amended and Restated Merger Agreement dated May 20, 2024 by and among Alps Life Sciences Inc., Globalink Investment Inc. and certain other parties
10.1	Form of Parent Stockholders Support Agreement
10.2	Form of Alps Holdco Shareholders Support Agreement
10.3	Form of Subscription Agreement
10.4	Form of Lock-up Agreement
10.5	Form of Amended and Restated Registration Rights Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2024

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer